Employee Severance Benefits	12 Months Ended
Dec. 31, 2011
Employee Severance Benefits
16.	Employee Severance Benefits

There was a labor strike in December 2011 due to dissatisfaction with the 23% increase in the wage package for 2012 . Approximately 1,200 employees were laid off. The Company suffered serious difficulties in production and business operations due to shortage of skillful labor. The headcount in the operating subsidiaries decreased to 5,206 from 5,824 at December 31, 2010. The employee severance benefits in 2011 amounted to $3,032 (2010: $656), which was recorded as general and administrative expenses. The employee severance benefits by segment were as follows:

	2010	2011
Expenses incurred by segment:
TCA	$—	$2,917
CECP	656	88
Corporate	—	27

	$656	$3,032

	2010	2011
Provision for employee severance benefits:
Balance at January 1	$979	$75
Provision for the year	656	3,032
Payments during the year	(1,560)	(3,078)

Balance at December 31	$75	$29